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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 7, 2002


                                  AVIDYN, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-11922                75-2297429
       (State of                 (Commission File        (IRS employment
      incorporation)                 Number)             identification no.)

                              16980 DALLAS PARKWAY
                                    SUITE 120
                               DALLAS, TEXAS 75248
                    (Address of principal executive offices)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  972-447-6447




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ITEM 5.  OTHER EVENTS

On August 8, 2002, AVIDYN, Inc. (the "Company") announced that Dr. William L. Amos resigned as a member of the Company's Board of Directors. Dr. Amos has served as the Medical Director of a Company subsidiary and therefore not considered an independent director. The Company's Board of Directors is now comprised of a majority of independent directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       FINANCIAL STATEMENTS

None

(b)  EXHIBITS

99       Press Release

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AVIDYN, Inc.


Date: August 8, 2002                        By:  /s/ Joseph A. Hensley
                                               --------------------------------
                                               Joseph A. Hensley
                                               President



                                       2
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                                INDEX TO EXHIBITS



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
99       Press Release
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